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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 6, 1995

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                             THE TJX COMPANIES, INC.
               (Exact name of Registrant as specified in charter)


  DELAWARE                          1-4908                   04-2207613
(State or other               (Commission File               (I.R.S employer
 jurisdiction of               Number)                       Identification No.)
 Incorporation)


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                    770 Cochituate Road, Framingham, MA 01701
               (Address of Principal Executive Offices) (Zip Code)


                                 (508) 390-1000
                Registrant's Telephone number including area code

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ITEM 5.   OTHER EVENTS.

         On June 6, 1995, the Registrant amended its By-Laws. The complete text of the By-Laws, as amended, is included as Exhibit 3.

         In addition, a form of Underwriting Agreement is filed herewith in connection with a Registration Statement on Form S-3 (File No. 33-60059) filed by the Registrant on June 7, 1995. The form of Underwriting Agreement refers specifically to the Registrant's sale of Notes pursuant to a Preliminary Prospectus Supplement and Prospectus, each dated June 13, 1995, filed with the Commission pursuant to Rule 424(b)(3) under the Securities Act of 1933.

        On June 1, 1995 the Registrant issued a press release containing sales information for the month ended May 27, 1995. As set forth in the press release, while consolidated sales increased 8% over the same period in 1994, consolidated comparable store sales decreased 2% from last year's level. The difficult U.S. apparel environment experienced in the first quarter of 1995, which contributed to a 2% decrease in consolidated comparable store sales and a decline in net income from the first quarter of 1994, continued into the Registrant's second quarter.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (c)      EXHIBITS.

      Exhibit Number                   Title
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            1         Form of Underwriting Agreement by and between
                      the Registrant and Salomon Brothers Inc, for itself and the other several Underwriters named therein.

            3 (ii) By-Laws of the Registrant, as amended through June 6, 1995.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              THE TJX COMPANIES, INC.


                                                  /s/  DONALD G. CAMPBELL
                                              By  ______________________________
                                                  Donald G. Campbell
                                                  Senior Vice President-Finance

Date:  June 12, 1995



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                                EXHIBIT INDEX



   Exhibit Number            Description
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
         1                   Form of Underwriting Agreement by and between the
                             Registrant and Salomon Brothers Inc, for itself
                             and the other several Underwriters named therein.

         3 (ii) By-Laws of the Registrant, as amended through June 6, 1995.
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